UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2017

SOUTH JERSEY GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-22211	21-0398330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037

(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

New Mortgage Replacing Prior Mortgage

On January 25, 2017, South Jersey Gas Company (the “Company”) entered into a Supplemental Indenture Amending and Restating First Mortgage Indenture (the “New Mortgage”), dated as of January 23, 2017, with The Bank of New York Mellon, as trustee (the “Mortgage Trustee”). The New Mortgage amended and restated in its entirety that Indenture of Mortgage dated October 1, 1947 (as amended and supplemented) between the Company and The Bank of New York Mellon, as successor trustee (the “Prior Mortgage”). The New Mortgage provides for the issuance by the Company from time to time of bonds, notes or other securities (“Bonds”) that are secured by a lien on substantially all of the operating properties and franchises of the Company (other than excepted property, as set forth in the New Mortgage). The New Mortgage contains provisions subjecting after-acquired property (other than excepted property) to the lien thereof and limits the ability of the Company to create liens, other than the lien created by the New Mortgage, on its properties.

The New Mortgage provides that Bonds may be issued, subject to the provisions of the New Mortgage, in principal amounts equal to (a) 60% of value of property (calculated as the lower of Cost or Fair Value, as such terms are defined in the New Mortgage) subject to the lien of the New Mortgage, which value of property cannot then be used as the basis for taking other actions under the New Mortgage, such as issuing additional Bonds, (b) the amount of cash deposited with the Trustee for the purpose of obtaining the authentication of such additional Bonds or (c) the aggregate principal amount of previously issued Bonds that have been retired and not previously been used by the Company for any purpose under the New Mortgage. The New Mortgage also contains provisions for having property released from the lien of the New Mortgage.

The New Mortgage provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest and the breach of other agreements in the New Mortgage. Generally, if an event of default occurs and is not cured within the time period specified, the Mortgage Trustee or the holders of at least 25% in principal amount of the Bonds then outstanding may declare all the outstanding Bonds to be due and payable immediately.

Initially, the Company issued an aggregate of $445,991,000 principal amount of Bonds under the New Mortgage. Those Bonds (the “Substitute Bonds”) replaced comparable bonds issued under the Prior Mortgage and serve as security for an equal aggregate principal amount of the Company’s notes currently outstanding that were issued under the Company’s Note Indenture, dated as of October 1, 1998, between the Company and The Bank of New York Mellon, as trustee (the “Note Trustee” and such indenture, as amended, the “Note Indenture”). Accordingly, the Substitute Bonds replaced the prior bonds issued under the Prior Mortgage as security for the Company’s obligations to repay such notes previously outstanding under the Note Indenture. No new indebtedness was created in connection with the creation of the Mortgage or the issuance of the Substitute Bonds thereunder.

In connection with the creation of the New Mortgage to replace the Prior Mortgage and the issuance of the Substitute Bonds, the Company and the Note Trustee entered into a Fifth Supplement, dated as of January 25, 2017, to the Note Indenture (the “Fifth Supplemental Note Indenture”), principally to take into account the substitution of the New Mortgage for the Prior Mortgage and for Bonds issued under the New Mortgage to be issued in substitution for bonds issued under the Prior Mortgage, as well as for the subsequent issuance of additional Bonds under the New Mortgage to provide security for new notes that may be issued from time to time under the Note Indenture.

Issuance of Medium Term Notes

On January 25, 2017, the Company issued $200 million aggregate principal amount of its Medium Term Notes, Series E, 2017, due January 25, 2047 (the “Notes”). The Notes were issued under the Note Indenture pursuant to a Note Purchase Agreement dated as of January 25, 2017 between the Company and the purchasers named therein (the “Note Purchase Agreement”).

In connection with the issuance of the Notes, on January 25, 2017, the Company and Mortgage Trustee executed a First Supplement (the “First Supplement”) to the New Mortgage, which authorized the issuance of up to an aggregate of $200 million of Bonds to secure the obligations of the Company under the Notes. The Company issued a Bond pursuant to the First Supplement in the principal amount of $200,000,000 (the same principal amount as the Notes) to provide security for the Company’s obligations under the Notes. No additional principal amount of Bonds may be issued under the First Supplement.

The Notes bear interest at an annual rate of 3.00% payable semiannually on January 25 and July 25 of each year, commencing July 25, 2017. The Company must prepay the Notes on the dates and in the principal amount (or such lesser principal amount as shall then be outstanding) thereof at par and without payment of any premium or penalty, as follows:

Prepayment Date	Principal Amount

January 25, 2025	$16,000,000
January 25, 2026	$16,000,000
January 25, 2027	$16,000,000
January 25, 2028	$16,000,000
January 25, 2029	$16,000,000
January 25, 2030	$16,000,000
January 25, 2031	$16,000,000
January 25, 2032	$16,000,000
January 25, 2033	$8,000,000
January 25, 2034	$7,000,000
January 25, 2035	$7,000,000
January 25, 2036	$7,000,000
January 25, 2037	$7,000,000
January 25, 2038	$7,000,000
January 25, 2039	$4,000,000
January 25, 2040	$4,000,000
January 25, 2041	$3,000,000
January 25, 2042	$3,000,000
January 25, 2043	$3,000,000
January 25, 2044	$3,000,000
January 25, 2045	$3,000,000
January 25, 2046	$3,000,000

2

The entire unpaid principal amount of the Notes becomes due and payable on January 25, 2047.

The Company may prepay, at any time or from time to time, all or any portion of the Notes, in an amount not less than 5% of the aggregate principal amount of all of the Notes then outstanding in the case of a partial prepayment, together with interest accrued thereon to the date of such prepayment as well as a “make-whole amount,” to be calculated as provided in the Note Purchase Agreement.

The proceeds from the sale of the Notes will used to repay short-term indebtedness and for general corporate purposes.

A copy of the New Mortgage, the First Supplement, the Fifth Supplemental Note Indenture, the form of Note and the Note Purchase Agreement are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summaries of the New Mortgage, the First Supplement, the Fifth Supplemental Note Indenture, the form of Note and the Note Purchase Agreement are qualified in their entirety by reference to the text of such documents filed herewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item 2.03 is forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture Amending and Restating First Mortgage Indenture, dated as of January 23, 2017, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture, dated as of January 23, 2017, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.3	Fifth Supplement, dated as of January 25, 2017, to Indenture of Trust, dated as of October 1, 1998, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.4	Form of Medium Term Note, Series E, 2017, due January 25, 2047.

10.1	Note Purchase Agreement dated as of January 25, 2017 between South Jersey Gas Company and the purchasers listed therein.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Dated: January 30, 2017	By:	/s/ Stephen H. Clark
Name: Stephen H. Clark
Title: Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture Amending and Restating First Mortgage Indenture, dated as of January 23, 2017, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture, dated as of January 23, 2017, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.3	Fifth Supplement, dated as of January 25, 2017, to Indenture of Trust, dated as of October 1, 1998, between South Jersey Gas Company and The Bank of New York Mellon, as trustee.

4.4	Form of Medium Term Note, Series E, 2017, due January 25, 2047.

10.1	Note Purchase Agreement dated as of January 25, 2017 between South Jersey Gas Company and the purchasers listed therein.

5